EXECUTION VERSION

DRD OPTION AGREEMENT

between

DRDGOLD LIMITED

and

SIBANYE GOLD LIMITED

155 – 5th Street Sandton 2196	Docex 111 Sandton	enquiries@werksmans.com
Johannesburg South Africa	Tel +27 11 535 8000	www.werksmans.com
Private Bag 10015 Sandton 2146	Fax +27 11 535 8600

KJT/JAJ

22112017/SIBA24179.7

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TABLE OF CONTENTS

1        interpretation

2        INTRODUCTION

3        SUSPENSIVE CONDITION

4        option

5        CLOSING AND DELIVERY

6        WARRANTIES

7        INDEMNITies

8        LIMITATION OF LIABILITY

9        CONFIDENTIALITY

10     BREACH

11     DISPUTES

12     DOMICILIUM AND NOTICES

13     GENERAL

14     GOVERNING LAW

15     COSTS

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KJT/JAJ

22112017/SIBA24179.7

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DRD OPTION AGREEMENT

between

DRDGOLD LIMITED

and

SIBANYE GOLD LIMITED

1        interpretation

In this Agreement, clause headings are for convenience and shall not be used in its interpretation and, unless the context clearly indicates a contrary intention, ‑

1.1               a word or an expression which denotes ‑

1.1.1                     any gender includes the other genders;

1.1.2                     a natural person includes an artificial or juristic person and vice versa;

1.1.3                     the singular includes the plural and vice versa;

1.2               the following words and expressions shall bear the meanings assigned to them below and cognate words and expressions bear corresponding meanings ‑

1.2.1                     "Agreement" ‑ this agreement, together with its annexures (if any), as amended from time to time;

1.2.2                     "Applicable Laws" ‑ in relation to any Party, includes all statutes, subordinate legislation, common law, regulations, ordinances, by‑laws, directives, codes of practice, circulars, guidance or practice notices, judgments, decisions, standards and similar provisions ‑

1.2.2.1                            which are prescribed, adopted, made, published or enforced by any Governmental Authority; and

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1.2.2.2                            compliance with which is (or was or will be, at the relevant time referred to in this Agreement) mandatory for that Party;

1.2.3                     "Business Day" ‑ any day which is not a Saturday, a Sunday or an official public holiday in South Africa;

1.2.4                     "Closing Date" – unless otherwise agreed by the Parties in writing and subject to 5.2, the later of –

1.2.4.1                            the tenth Business Day after the Exercise Date; and

1.2.4.2                            if it is not possible to credit the Sibanye Securities Account with the Option Shares as contemplated in 5.4 on the date referred to in 1.2.4.1, the first Business Day after that date on which it is possible to credit the Sibanye Securities Account with the Option Shares;

1.2.5                     "Companies Act" ‑ the Companies Act No 71 of 2008;

1.2.6                     "Composite Transaction" – will have the meaning ascribed thereto in the First Exchange Agreement;

1.2.7                     "CSDP" – a nominated depository institution for central securities depository participant as contemplated in the Financial Markets Act;

1.2.8                     "Delivery Date" ‑ the Delivery Date in terms of, and as defined in, the First Exchange Agreement;

1.2.9                     "Dispose" ‑ sell, transfer, cede, make over, give, donate, exchange, dispose of, unbundle, distribute or otherwise alienate or any agreement, obligation or arrangement to do any of the foregoing; and "Disposal" will be construed accordingly;

1.2.10                   "DMR" – the Department of Mineral Resources;

1.2.11                   "DRD" – DRDGOLD Limited (registration number 1895/000926/06), a public company duly incorporated and registered in accordance with the laws of South Africa (the ordinary shares of which are listed on the JSE and the NYSE in the form of American Depository Shares);

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1.2.12                   "DRD Exchange Agreement" – the Exchange Agreement to be entered into between DRD and Sibanye on or about the date of conclusion of this Agreement and in terms of which, inter alia, DRD is to become the owner of all of the issued shares of Sibanye SPV in return for the issue to Sibanye of DRD Shares;

1.2.13                   "DRD Shares" – ordinary shares of DRD;

1.2.14                   "Encumbrance" ‑ includes any mortgage bond, notarial bond, pledge, lien, hypothecation, assignment, cession‑in‑securitatem debiti, deposit by way of security, option over, right of retention over, right of first refusal, restriction on disposal or any other agreement, arrangement or obligation (whether conditional or not) which has or will have the effect of giving to one Person a security interest in or preferential treatment in respect of another Person's assets, but excludes statutory preferences, and "Encumber" and "Encumbered" shall be construed accordingly;

1.2.15                   "Exercise Date" – the date on which the Option Notice is delivered to DRD by Sibanye in accordance with 4.2.1;

1.2.16                   "Financial Markets Act" – the Financial Markets Act No 19 of 2012;

1.2.17                   "First Exchange Agreement" – the Exchange Agreement to be entered into between Sibanye, Sibanye SPV and DRD on or about the date of conclusion of this Agreement and in terms of which Sibanye will dispose of a tailings business to Sibanye SPV in exchange for the issue by Sibanye SPV of shares to Sibanye;

1.2.18                   "Governmental Authority" - any government or governmental (national, provincial, regional, district, municipal or local), administrative, regulatory, fiscal or judicial authority, agency, body, court, department, commission, tribunal, registry or any state-owned, state-controlled or legislatively constituted authority, agency or commission which principally performs public, governmental or regulatory functions including the DMR;

1.2.19                   "JSE" – JSE Limited (registration number 2005/022939/06), a public company duly incorporated and registered in accordance with the laws of South Africa and licenced as an exchange under the Financial Markets Act;

1.2.20                   "Listings Requirements" – the Listings Requirements of the JSE;

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1.2.21                   "Longstop Date" – will have the meaning ascribed thereto in the First Exchange Agreement;

1.2.22                   "Losses" ‑ actual or contingent losses, liabilities, damages, costs (including legal costs on the scale as between attorney and own client) and expenses of any nature whatsoever;

1.2.23                   "Nominated Account" – shall have the meaning ascribed thereto in 5.1.2;

1.2.24                   "NYSE" – the New York Stock Exchange;

1.2.25                   "Option" – has the meaning ascribed thereto in 4.1;

1.2.26                   "Option Notice" – has the meaning ascribed thereto in 4.2.1;

1.2.27                   "Option Period" – the period commencing on the Delivery Date and expiring 24 months thereafter;

1.2.28                   "Option Price" – the price payable by Sibanye to DRD for each Option Share, being equal to –

1.2.28.1                         the volume weighted average price per DRD Share at which DRD Shares traded on the JSE during the 30 Trading Days preceding the Exercise Date; minus

1.2.28.2                         10%;

1.2.29                   "Option Shares" – such number of DRD Shares as will, after the allotment and issue thereof to Sibanye in terms of 4, result in Sibanye holding 50.1% of all DRD Shares in issue (including any DRD Shares held as treasury shares);

1.2.30                   "Parties" ‑ collectively, DRD and Sibanye and "Party" shall mean any one of them, as the context may require;

1.2.31                   "Person" ‑ includes any natural or juristic person, association, business, close corporation, company, concern, enterprise, firm, partnership, joint venture, trust, undertaking, voluntary association, body corporate, and any similar entity;

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1.2.32                   "Sibanye" – Sibanye Gold Limited (registration number 2002/031431/07), a public company duly incorporated and registered in accordance with the laws of South Africa (the ordinary shares of which are listed on the JSE and the NYSE);

1.2.33                   "Sibanye Securities Account" – the securities account established by Sibanye prior to the Delivery Date, into which the Option Shares will be deposited in terms of 5, it being agreed that Sibanye will, in writing, provide DRD with full details of the Sibanye Securities Account at least five Business Days prior to the Delivery Date;

1.2.34                   "Sibanye SPV" - K2017449061 (South Africa) Proprietary Limited (registration number 2017/449061/07) (to be renamed WRTRP Proprietary Limited), a private company duly incorporated and registered in accordance with the laws of South Africa;

1.2.35                   "Signature Date" ‑ when this Agreement has been signed by both Parties (whether or not in counterpart), the latest of the dates on which this Agreement (or a counterpart) was signed by a Party;

1.2.36                   "South Africa" ‑ the Republic of South Africa;

1.2.37                   "Standstill Period" – shall have the meaning ascribed thereto in 4.3.1;

1.2.38                   "Suspensive  Condition" ‑ the suspensive condition stipulated in 3.1;

1.2.39                   "Trading Days" – any day on which the JSE is open to settle trades in shares listed on the JSE;

1.2.40                   "Warranties" ‑ the warranties, representations and undertakings given by DRD to Sibanye in terms of this Agreement and "Warranty" shall be construed accordingly;

1.3               any reference to any statute, regulation or other legislation shall be a reference to that statute, regulation or other legislation as at the Signature Date, and as amended or substituted from time to time;

1.4               any reference to holding companies or subsidiaries shall be construed in accordance with the meanings ascribed to such terms in the Companies Act;

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1.5               if any provision in a definition is a substantive provision conferring a right or imposing an obligation on any Party then, notwithstanding that it is only in a definition, effect shall be given to that provision as if it were a substantive provision in the body of this Agreement;

1.6               where any term is defined within a particular clause other than this 1, that term shall bear the meaning ascribed to it in that clause wherever it is used in this Agreement;

1.7               where any number of days is to be calculated from a particular day, such number shall be calculated as excluding such particular day and commencing on the next day. If the last day of such number so calculated falls on a day which is not a Business Day, the last day shall be deemed to be the next succeeding day which is a Business Day;

1.8               any reference to days (other than a reference to Business Days), months or years shall be a reference to calendar days, calendar months or calendar years, respectively;

1.9               any term which refers to a South African legal concept or process (for example, without limiting the foregoing, winding‑up or curatorship) shall be deemed to include a reference to the equivalent or analogous concept or process in any other jurisdiction in which this Agreement may apply or to the laws of which a Party may be or become subject; and

1.10            the use of the word "including", "includes" or "include" followed by a specific example/s shall not be construed as limiting the meaning of the general wording preceding it and the eiusdem generis rule shall not be applied in the interpretation of such general wording or such specific example/s.

The terms of this Agreement having been negotiated, the rule of interpretation which prescribes that, in the event of ambiguity, a contract should be interpreted against the party responsible for its drafting shall not be applied in the interpretation of this Agreement.

2        INTRODUCTION

2.1               The Parties record that as part of the Composite Transaction –

2.1.1                     Sibanye wishes to acquire the right to increase its shareholding in DRD to 50.1% of DRD Shares in issue; and

2.1.2                     DRD is prepared to grant Sibanye the right to increase its shareholding in DRD to 50.1% of the DRD Shares in issue.

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2.2               To give effect to 2.1, the Parties agree to the Option on the terms and conditions set out in this Agreement.

3        SUSPENSIVE CONDITION

3.1               This whole Agreement (other than 1, this 3 and 9 to 15 (both inclusive), by which the Parties shall be bound with effect from the Signature Date) is subject to the suspensive condition that on or before the Longstop Date, all of the suspensive conditions contained in the First Exchange Agreement, save for any suspensive condition therein relating to this Agreement being signed and becoming unconditional, shall have been fulfilled or waived (as the case may be).

3.2               The  Suspensive  C ☐ nditi ☐ n  may  n ☐ t  be  waived.

3.3               If the Suspensive Condition is not fulfilled for any reason whatever, then ‑

3.3.1                     this whole Agreement (other than 1, this 3 and 9 to 15 (both inclusive), by which the Parties shall remain bound) shall be of no force or effect;

3.3.2                     the Parties shall be entitled to be restored as near as possible to the positions in which they would have been, had this Agreement not been entered into; and

3.3.3                     neither Party shall have any claim against the other in terms of this Agreement except for such claims (if any) as may arise from a breach of this 3 or from any other provision of this Agreement by which the Parties remain bound.

4        option

4.1               Grant

DRD hereby grants to Sibanye the irrevocable right and option ("Option") to call on DRD, which will then be obliged, to allot and issue the Option Shares to Sibanye at the Option Price on the terms and conditions set out in this 4 and against compliance by Sibanye with the applicable provisions of 5.

4.2               Exercise

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4.2.1                     Subject to 4.2.2, Sibanye shall be entitled to exercise the Option by delivering a written notice to that effect to DRD ("Option Notice") at any time during the Option Period. The date on which the Option Notice is delivered by Sibanye to DRD shall be the "Exercise Date".

4.2.2                     The Option shall lapse and shall not be capable of being exercised if, at any time during the Option Period but prior to delivery of the Option Notice, Sibanye has Disposed of all or any of the DRD Shares issued to it under the DRD Exchange Agreement and in such event this Agreement shall terminate automatically.

4.3               Dilution

4.3.1                     It is agreed that DRD shall not issue any DRD Shares during the period between the Exercise Date and the Closing Date ("Standstill Period").

4.3.2                     DRD shall not issue any DRD Shares and/or any securities convertible into DRD Shares and/or grant any options and/or rights to require the issue of DRD Shares or securities convertible into DRD Shares at any time on or after the Delivery Date; provided that the provisions of this 4.3.2 –

4.3.2.1                            shall lapse and cease to be of any further force and effect on the Option lapsing in terms of 4.2.2 or on such earlier date as falls on the fifth Business Day after the Parties have complied with their respective obligations on the Closing Date; and

4.3.2.2                            shall not apply to the issue of any DRD Shares pursuant to a rights issue in terms of which Sibanye (and the other shareholders of DRD) are given an opportunity to follow their rights.

5        CLOSING AND DELIVERY

5.1               During the first three Business Days of the Standstill Period –

5.1.1                     to the extent that they have not already done so in terms of this Agreement or otherwise in writing, the Parties shall agree in writing –

5.1.1.1                            the exact number of DRD Shares as shall constitute the Option Shares (it being recorded that the Option Shares are defined by reference to a percentage);

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5.1.1.2                            the Option Price payable per Option Share; and

5.1.2                     DRD shall in writing nominate a bank account with a bank in South Africa into which the Option Price payable in respect of the Option Shares is to be paid ("Nominated Account").

5.2               If the Parties are unable during the first three Business Days of the Standstill Period to reach agreement as contemplated in 5.1 either Party may refer the matter to an independent firm of chartered accountants agreed to in writing by the Parties or, failing agreement, appointed by the Chairman of the South African Institute of Chartered Accountants ("Expert") who shall on an urgent basis (and if possible prior to the expiry of the Standstill Period) determine the matters referred to in 5.1.1.1 and 5.1.1.2. The determination of the Expert shall be made as an expert and not as an arbitrator and shall be final and binding on the Parties and shall be carried into effect. To the extent that the Expert is unable to make a determination prior to the expiry of the Standstill Period then, notwithstanding anything to the contrary contained in this Agreement, the Closing Date shall be delayed and shall be the first Business Day after the date on which the Expert has made its determination and on which the Option Shares can be credited to Sibanye's Securities Account.

5.3               At 12h00 on the Closing Date, representatives of Sibanye and DRD shall meet at DRD's offices, 2nd Floor, North Tower, 1 Sixty Building, 160 Jan Smuts Avenue, Rosebank. At that meeting –

5.3.1                     Sibanye shall deliver to DRD reasonable evidence in writing of payment by way of electronic funds transfer of the Option Price for all of the Option Shares into the Nominated Account;

5.3.2                     DRD shall, to the extent that is has not already done so, deliver to Sibanye ‑

5.3.2.1                            a copy of a resolution of the board of directors of DRD approving the allotment and issue of the Option Shares to Sibanye pursuant to this Agreement and authorising the payment of the relevant listing fee in respect thereof;

5.3.2.2                            the signed application letter submitted to the JSE for approval of the listing of the Option Shares on the JSE and the approval letter stating that the Option Shares will in fact be listed on the JSE; and

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5.3.2.3                            the irrevocable instruction to the relevant CSDP to credit the Sibanye Securities Account with the Option Shares.

5.4               In compliance with the Financial Markets Act, the Option Shares will be issued in dematerialised form to Sibanye, and will be credited to the Sibanye Securities Account on the Closing Date against payment by Sibanye for the Option Shares.

5.5               It is recorded that the Parties intend that the matters referred to in 5.3 and 5.4 above be done and completed simultaneously. The Parties reciprocally undertake in favour of each other to sign, or cause to be signed, all such documents, and do, or cause to be done, all such further things as may be reasonably required to give effect to this Agreement.

5.6               The Parties will be entitled, by agreement in writing, to waive the requirement for holding a meeting in terms of 5.3 and, in those circumstances, to regulate the process through which the documents contemplated in 5 will be exchanged, as they deem fit.

5.7               Subject to the Parties entering into good faith negotiations at the request of Sibanye to agree the terms of a U.S. registration rights agreement containing standard terms and conditions, including incidental and demand registration rights with respect to the Option Shares in favour of Sibanye, the Parties hereby agree that DRD will not be required to register the Option Shares with the U.S. Securities and Exchange Commission or list the Option Shares on any securities exchange other than the JSE.

5.8               Sibanye warrants, represents and undertakes that for a period of 40 days after the Closing Date, neither it or its affiliates, will offer or sell any DRD Shares, including any Option Shares, to a U.S. Person or for the account or benefit of a U.S. Person.

6        WARRANTIES

6.1               General

DRD gives Sibanye the Warranties on the basis that -

6.1.1                     this Agreement is entered into by Sibanye relying on the Warranties, each of which is deemed to be both a material representation inducing Sibanye to enter into this Agreement and an essential contractual undertaking by DRD to ensure that the Warranty is true and correct;

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6.1.2                     each Warranty shall be a separate and independent warranty which, subject to 6.1.3, shall not be limited by reference to or inference from the terms of any other Warranty or by any other provision in this Agreement;

6.1.3                     the liability of DRD in connection with the warranties shall be subject to the limitations contained in 8;

6.1.4                     save as expressly provided in this 6, DRD gives no warranties or representations of any nature whatever, whether express, tacit or implied by law.

6.2               Warranties  by  DRD

DRD hereby  gives  to  and  in  fav ☐ ur  ☐ f  Sibanye the  Warranties in this 6.2, as  at  the  Closing Date, –

6.2.1                     DRD has  sufficient  authorised  but  unissued  DRD Shares  to give  effect  to  the  allotment of the Option Shares in terms of 4;

6.2.2                     the  Option Shares  will  be  validly  issued  as fully paid up to Sibanye;

6.2.3                     any and all approvals, consents and/or waivers as may be required in order to issue the Option Shares, and to otherwise give effect to the allotment and issue thereof will have been received and in place, including any required approvals of DRD's board, DRD's shareholders and the JSE;

6.2.4                     the  allotment and issue of the Option Shares  will  be  implemented  in  c ☐ mpliance  with  the mem ☐ randum  ☐ f  inc ☐ rporati ☐ n  ☐ f  DRD, the  C ☐ mpanies  Act and the  Listings Requirements;

6.2.5                     the  Option Shares, when  issued,  shall  be  listed  solely ☐ n  the  JSE;  and

6.2.6                     the  Option Shares, when  issued,  shall  rank  pari  passu  with  all  ☐ ther Shares  in  issue.

7        INDEMNITies

7.1               Without prejudice to any of the rights of Sibanye at law or in terms of any other provision of this Agreement, DRD ("Indemnity Grantor") indemnifies Sibanye ("Indemnified

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Party") against all Losses which the Indemnified Party may suffer or incur as a result of or in connection with any breach of any Warranty (collectively, "Indemnified Loss").

7.2               The Indemnified Party shall not admit any liability in respect of any claim that may give rise to an Indemnified Loss. The Indemnified Party shall notify the Indemnity Grantor in writing of any such claim as soon as is reasonably possible after the Indemnified Party becomes aware of that claim, but in any event within 30 days after the Indemnified Party becomes aware of that claim, to enable the Indemnity Grantor to contest that claim.

7.3               The Indemnity Grantor shall, at its own expense and with the assistance of its own legal advisers, be entitled to contest any claim referred to in 7.2 in the name of the Indemnified Party until finally determined by the highest court to which appeal may be made (or which may review any decision or judgment made or given in relation thereto) or to settle any such claim and will be entitled to control the proceedings in regard thereto, provided that ‑

7.3.1                     without prejudice to the Indemnified Party's rights in terms of 7.1, the Indemnity Grantor shall indemnify the Indemnified Party against all costs (including legal costs on the scale as between attorney and own client, any additional legal costs, penalties and interest) that may be incurred by, awarded against or otherwise become payable by, the Indemnified Party as a consequence of such steps. The Indemnity Grantor may, prior to taking such steps, be required by the Indemnified Party to give reasonable security for the payment of all such costs. If the Parties are unable to agree upon the nature or amount of such security, same shall be determined by a third party agreed to in writing by the Parties, or failing such written agreement, by an attorney of not less than 15 years standing, appointed by the President for the time being of the Law Society of the Northern Provinces (or its successor body in Gauteng), whose determination shall be final and binding;

7.3.2                     the Indemnified Party shall (at the expense of the Indemnity Grantor and, if the Indemnified Party so requires, with the involvement of the Indemnified Party's own legal advisers) render to the Indemnity Grantor such assistance as the Indemnity Grantor may reasonably require of the Indemnified Party in order to contest that claim;

7.3.3                     the Indemnity Grantor shall regularly, and, in any event, on demand by the Indemnified Party, inform the Indemnified Party fully of the status of the contested claim and furnish the Indemnified Party with all documents and information relating to the contested claim, which may reasonably be requested by the Indemnified Party; and

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7.3.4                     the Indemnity Grantor shall consult with the Indemnified Party prior to taking any major steps in relation to or settling that contested claim and, in particular, before making or agreeing to any announcement or other publicity in relation to that claim.

7.4               The Indemnity Grantor shall be obliged to pay the Indemnified Party any amount due to the Indemnified Party in respect of any Indemnified Loss as soon as the Indemnified Party is obliged to pay the amount thereof (in any case which involves a payment by the Indemnified Party) or as soon as the Indemnified Party actually suffers the Indemnified Loss (in any case which does not involve a payment by the Indemnified Party).

8        LIMITATION OF LIABILITY

Notwithstanding anything to the contrary contained in this Agreement, DRD's liability in terms of or in connection with this Agreement shall be limited as set out in this 8.

8.1               Amount

Sibanye ("Aggrieved Party") shall not be entitled to claim any amount which would otherwise be due to it in terms of or in connection with this Agreement –

8.1.1                     unless such amount, alone or together with any other claims for amounts due to the Aggrieved Party in terms of or in connection with this Agreement, exceeds R50 000 000, in which event DRD ("Paying Party") shall, subject to 8.2 and 8.3 (inclusive) be obliged to pay the full amount/s claimed by the Aggrieved Party and not only the excess over the amount of R50 000 000;

8.1.2                     to the extent that such amount, together with all other amounts payable by the Paying Party to the Aggrieved Party in terms of or in connection with this Agreement, exceeds R1 300 000 000.

8.2               Time limitations

The Paying Party shall not be liable for any claim referred to in 8.1 or otherwise ("Claim") unless the Aggrieved Party has given written notice to the Paying Party of the Claim, specifying the factual basis of such Claim in reasonable detail to the extent then known to the Paying Party, on or before the third anniversary of the Delivery Date. Save as is specifically provided herein, this 8.2 shall not be construed so as to affect the application of the law of extinctive prescription to any Claim.

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8.3               Nature of claims

The Paying Party shall not be liable for ‑

8.3.1                     any Claim for any consequential loss, including loss of profits, injury to business reputation and/or loss of business opportunities;

8.3.2                     any Claim by the Aggrieved Party to the extent that another Claim has been made by the Aggrieved Party arising out of substantially the same course or set of facts or having the course of action;

8.3.3                     any Indemnified Loss suffered or incurred as a result of any breach of Warranty if and to the extent that ‑

8.3.3.1                            such breach or Indemnified Loss is caused by ‑

8.3.3.1.1                                  any matter or thing done, or omitted to be done, pursuant to and in compliance with this Agreement or otherwise at the request, or with the approval in writing, of the Aggrieved Party;

8.3.3.1.2                                  any act, omission or transaction of the Aggrieved Party (or any director, officer, employee or agent or successor‑in‑title of the Aggrieved Party);

8.3.3.1.3                                  any passing of, or change in, or change of any generally accepted interpretation or application of, any Applicable Laws (including any change in any rates of Taxation) which occurs on or after the Signature Date;

8.3.3.1.4                                  any failure by the Aggrieved Party to use reasonable endeavours to avoid or mitigate any Indemnified Loss; or

8.3.3.2                            the Aggrieved Party has failed to comply with 7.2 or 7.3 and that failure has caused, contributed to or aggravated the Indemnified Loss.

If the Aggrieved Party has the right to recover from a third party a sum which indemnifies or compensates the Paying Party (in whole or in part) in respect of any Indemnified Loss, then the Aggrieved Party shall notify the Paying Party in writing forthwith of it becoming aware of such right to enable the Paying Party to take steps

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to obtain recovery from such third party and the Aggrieved Party shall take all such steps (including ceding or procuring the cession of such right) as the Paying Party may reasonably require (at the cost of the Paying Party) in order to enable the Paying Party to enforce such right.

9        CONFIDENTIALITY

9.1               Subject to 9.2, no Party shall, at any time after the Signature Date, directly or indirectly disclose, or directly or indirectly use, whether for its own benefit or that of any other Person, ‑

9.1.1                     any information ‑

9.1.1.1                            regarding the contents of this Agreement;

9.1.1.2                            relating to the Company, its assets and affairs, including all communications (whether written, oral or in any other form) and all reports, statements, schedules and other data concerning any financial, technical, labour, marketing, administrative, accounting or other matter,

(collectively, the "Confidential Information");

9.1.2                     any document or other record (whether in electronic or any other medium whatsoever) containing Confidential Information which is supplied to it by the other Party as well as documents, diagrams and records which are produced by it (whether or not by copying, photocopying or otherwise reproducing documents or records supplied to it), and containing any Confidential Information ("Confidential Records").

9.2               Notwithstanding 9.1, Confidential Information may be disclosed by a Party ("Disclosing Party") ‑

9.2.1                     to any expert appointed in terms of this Agreement;

9.2.2                     to the extent to which the prior written consent for such disclosure has been obtained from the other Party/ies;

9.2.3                     to the extent to which disclosure is required by law (excluding contractual obligations) or by the rules of any stock exchange by which it (or any of its Affiliates) is bound, in

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which event the Disclosing Party shall, unless prohibited from doing so by any such law, obtain the other Party's/Parties' consent, not to be withheld unreasonably, for the manner of such disclosure; provided that the Disclosing Party shall not be obliged so to obtain the consent of the other Party/ies if such disclosure is required before the approval can reasonably be obtained but the Disclosing Party shall in these circumstances promptly notify the other Party/ies of the full details of such disclosure, including the reasons why time did not permit such consent to be obtained;

9.2.4                     and Confidential Records may be disclosed by a Disclosing Party to the Disclosing Party's directors, responsible employees and professional advisors who require such disclosure for the purpose of the Disclosing Party's implementing or enforcing this Agreement or obtaining professional advice or for the purpose of complying with any law. Any conduct by any such director, employee or professional advisor which would, if that Person had been party to this 9, have been a breach of this 9 shall be deemed to be a breach of this 9 by the Disclosing Party;

9.2.5                     to the extent to which it ‑

9.2.5.1                            is Made Public other than as a result of any breach of this Agreement or any other agreement. The expression "Made Public" shall, for this purpose, have the same meaning as when it is used in the insider trading provisions of the Financial Markets Act, which is not limited to the circumstances referred to in section 79 of that Act;

9.2.5.2                            corresponds in substance to information disclosed and/or made available by a third party to the Disclosing Party at any time without any obligation not to disclose same, unless the Disclosing Party knows that the third party from whom it received that information is prohibited from transmitting the information to Disclosing Party by a contractual, legal or fiduciary obligation to any other party;

9.2.5.3                            is information which was already in the possession of the Disclosing Party prior to its disclosure by the other Party to the Disclosing Party or is independently developed by the Disclosing Party without reference to the Confidential Information.

9.3               No Party shall issue any press release or any other public document or make any public statement in each case relating to or connected with or arising out of this Agreement and/or the Composite Transaction without obtaining the prior approval of the other Party to the

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contents thereof and the manner of its presentation and publication; provided that such approval shall not be unreasonably withheld or delayed; provided further that if a Party is required to make a public announcement by law or as required by the rules of any stock exchange by which it is bound, it shall be entitled to do so without the approval of the other Party if it has given the other Party a reasonable opportunity (in the circumstances) to comment on such public announcement.

10      BREACH

Should any Party breach any provision of this Agreement and fail to remedy such breach within seven days after receiving written notice requiring such remedy, then (irrespective of the materiality of such breach or provision) the other Party/ies shall be entitled, without prejudice to its other rights in terms of this Agreement or in law, including any right to claim damages, to claim immediate specific performance of all of the defaulting Party's obligations then due for performance or to cancel this Agreement. Notwithstanding anything to the contrary contained in this Agreement, no Party shall be entitled to cancel or rescind this Agreement at any time after the DRD Exchange Agreement may no longer be cancelled by the parties thereto.

11      DISPUTES

11.1            Save as expressly otherwise provided for in this Agreement, any dispute arising out of or in connection with this Agreement, including any dispute as to its existence, validity, enforceability or termination, shall be finally resolved in accordance with the rules of the Arbitration Foundation of Southern Africa (or its successor-in-title) ("AFSA") by an arbitrator appointed by AFSA. There shall be a right of appeal as provided for in article 22 of such rules.

11.2            If AFSA no longer exists then the arbitrators shall be appointed by the President for the time being of the Law Society of the Northern Provinces and the arbitration shall be conducted in accordance with the Arbitration Act No 42 of 1965.

11.3            Notwithstanding anything to the contrary contained in this 11, any Party shall be entitled to obtain interim relief on an urgent basis from any competent court having jurisdiction.

11.4            For the purposes of 11.3 and for the purposes of having any award made by the arbitrator being made an order of court, each of the Parties hereby submits itself to the non‑exclusive jurisdiction of the High Court of South Africa, Gauteng Local Division, Johannesburg.

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11.5            This 11 is severable from the rest of this Agreement and shall remain in full force and effect notwithstanding any termination or cancellation of this Agreement, or any part thereof.

12      DOMICILIUM AND NOTICES

12.1            The Parties choose domicilium citandi et executandi ("Domicilium") for all purposes relating to this Agreement, including the giving of any notice, the payment of any sum, the serving of any process, as follows ‑

12.1.1                   DRD -

physical   ‑      2nd Floor, North Tower

1 Sixty Building

160 Jan Smuts Avenue

Rosebank

2196

e‑mail     ‑      niel.pretorius@drdgold.com; and

riaan.davel@drdgold.com

attention:       The CEO and the CFO

12.1.2                   Sibanye -

physical   ‑      Constantia Office Park

Bridgeview House

Ground Floor

(cnr 14th Avenue and Hendrik Potgieter Street)

Gauteng

1709

e‑mail     ‑      richard.stewart@sibanyestillwater.com

cain.farrel@sibanyestillwater.com

attention:       Richard Stewart (EVP: Business Development)

Cain Farrel (Company Secretary)

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12.2            Any Party shall be entitled from time to time, by giving written notice to the other, to vary its physical Domicilium  to any other physical address (not being a post office box or poste restante) in South Africa and to vary its facsimile and/or email Domicilium  to any other facsimile number and/or email address.

12.3            Any notice given or payment made by a Party to any other ("Addressee") which is delivered by hand between the hours of 09:00 and 17:00 on any Business Day to the Addressee's physical Domicilium  for the time being shall be deemed to have been received by the Addressee at the time of delivery.

12.4            Any notice given by a Party to any other which is successfully transmitted by email or facsimile to the Addressee's email or facsimile Domicilium  for the time being shall be deemed (unless the contrary is proved by the Addressee) to have been received by the Addressee at the time of successful transmission thereof or, if such date is not a Business Day, on the next day which is a Business Day.

12.5            This 12 shall not operate so as to invalidate the giving or receipt of any written notice which is actually received by the Addressee other than by a method referred to in this 12.

12.6            Any notice in terms of or in connection with this Agreement shall be valid and effective only if in writing and if received or deemed to be received by the Addressee.

13      GENERAL

13.1            This Agreement constitutes the sole record of the agreement between the Parties in relation to the subject matter hereof. No Party shall be bound by any express, tacit or implied term, representation, warranty, promise or the like not recorded herein. This Agreement supersedes and replaces all prior commitments, undertakings or representations, whether oral or written, between the Parties in respect of the subject matter hereof.

13.2            No addition to, variation, novation or agreed cancellation of any provision of this Agreement shall be binding upon the Parties unless reduced to writing and signed by or on behalf of the Parties.

13.3            No waiver, indulgence or extension of time which a Party ("Grantor") may grant to the other/s, nor any delay or failure by the Grantor to enforce, whether completely or partially, any of its rights, shall constitute a waiver of or, whether by estoppel or otherwise, limit any of the existing or future rights of the Grantor in terms hereof, save in the event and to the

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extent that the Grantor has signed a written document expressly waiving or limiting such right.

13.4            Save as expressly provided in this Agreement, no Party shall be entitled to cede, delegate, Encumber, assign or otherwise transfer any of its rights and/or obligations in terms of, and/or interest in, this Agreement to any third party without the prior written consent of the other Parties.

13.5            No consent or approval in terms of or in connection with this Agreement shall be valid or effective unless in writing and signed by or on behalf of the Party/ies giving such consent or approval.

13.6            For the purposes of this Agreement –

13.6.1                   no data message, as defined in the Electronic Communications and Transactions Act No 25 of 2002 ("ECTA"), other than an email or facsimile, shall constitute writing;

13.6.2                   no electronic signature or advanced electronic signature, as defined in ECTA, shall constitute a signature, except for the purposes of varying any date referred to in this Agreement or giving any consent or approval in terms of this Agreement.

13.7            Without prejudice to any other provision of this Agreement, any successor‑in‑title, including any executor, heir, liquidator, business rescue practitioner, curator or trustee, of a Party shall be bound by this Agreement.

13.8            The signature by either Party of a counterpart of this Agreement shall be as effective as if that Party had signed the same document as the other Party.

13.9            The Parties warrant to each other that they have the legal capacity and authority required to conclude and implement this Agreement and that such conclusion and implementation do not conflict with any obligation or restriction applicable to either Party, whether in terms of any law, its constitution or otherwise.

14      GOVERNING LAW

This Agreement shall in all respects (including its existence, validity, interpretation, implementation, termination and enforcement) be governed by the law of South Africa which is applicable to agreements executed and wholly performed within South Africa.

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15      COSTS

Each Party shall bear and pay its own costs in relation to the negotiation, drafting, finalisation, signing and implementation of this Agreement.

Signed at Sandton on 22 November 2018
for	DRDGOLD Limited

who warrants that he is duly authorised hereto

Signed at Sandton on 22 November 2018
for	Sibanye Gold Limited

who warrants that he is duly authorised hereto

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